UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2013

ROWAN COMPANIES plc

(Exact name of registrant as specified in its charter)

England and Wales	1-5491	98-1023315
(State or other jurisdiction	(Commission file Number)	(IRS Employer
of incorporation)		Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056
(Address of principal executive offices)	(zip code)

(713) 621-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01. Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01:

The attached Exhibit 99.1 is a slide presentation that will be used with investors.

Item 9.01. Financial Statements and Exhibits

99.1 Form of slide presentation to be used with investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES plc

By:	/s/ KEVIN BARTOL
Kevin Bartol
Executive Vice President, Chief Financial Officer

Dated: February 4, 2013

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Form of slide presentation to be used with investors.

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